UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2007

MONARCH INVESTMENT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52754	84-1251553

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1801 North Military Trail, Suite 203
Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

(561) 391-6117

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

          On December 18, 2007, Monarch Investment Properties, Inc. (the “Company”) and All American Home Products, LLC, a Florida limited liability company (“All American”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which All American will merge with and into the Company (the “Merger”). The Board of Directors of the Company has unanimously approved the Merger Agreement. Unless otherwise indicated, we refer to the Company, as we, us, or our, in Item 1.01 of this Current Report on Form 8-K.

          All American is a distribution and installation company providing impact and storefront windows, doors, accordion shutters, protective panels and other hurricane related products and services to the new construction, commercial and retail markets. All American is headquartered in Pompano Beach, Florida.

          Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, All American will be merged with and into the Company and the separate existence of All American will cease. We will be the surviving corporation in the Merger and will continue our corporate existence under the laws of the State of Nevada. The directors and officers of All American immediately prior to the effective time shall become the directors and officers of the Company upon consummation of the Merger. Consummation of the Merger is subject to the approval of the Company stockholders and the members of All American.

          In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each unit representing a membership interest of All American (collectively, the “Membership Interests”) will be converted into and become 1.2192383 fully paid and non-assessable shares of common stock, par value $0.001 per share, of the Company. At the effective time of the Merger, the Membership Interests of All American will no longer be outstanding and shall automatically be cancelled and retired and cease to exist, and each All American member shall cease to have any rights with respect to the Membership Interests of All American, except the right to receive the merger shares. No fractions of a share of our common stock will be issued, and in lieu of such issuance, an All American member who would otherwise be entitled to a fraction of a share of our common stock as a result of the exchange of shares contemplated by the Merger Agreement will receive from us one additional share of our common stock.

          The consummation of the Merger is subject to certain conditions, including the completion of a 1 for 16.168733 reverse stock split to be effectuated by the Company prior to the Merger, pursuant to which each 16.168733 shares of the Company’s common stock issued and outstanding prior to such reverse stock split will be converted and exchanged into one share of common stock following such reverse stock split, with any fractional shares being rounded up to the next whole share.

          The Merger Agreement contains certain termination rights for both the Company and All American including without limitation the mutual right to terminate the Merger Agreement if for any reason the closing has not occurred on or before March 1, 2008. Consummation of the Merger is also subject to customary closing conditions, and representations, warranties and covenants from each of the Company and All American.

          The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

          The Merger Agreement has been included to provide securityholders with information regarding its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to potential investors and other third parties. Information concerning the subject matter of the representations and warranties may change after the date the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Important Additional Information Regarding the Merger will be Filed with the Securities and Exchange Commission

          In connection with the proposed Merger, the Company will file an information statement with the Securities and Exchange Commission (the “SEC”). SECURITYHOLDERS ARE STRONGLY ADVISED TO READ THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Securityholders may obtain a free copy of the information statement (when available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. The information statement and such other documents may also be obtained for free when available by directing such request to David Miller, Chief Executive Officer and President, by telephone (561) 391-6117 or by electronic mail at jjfn@msn.com.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.		Description

2.1

Agreement and Plan of Merger by and among Monarch Investment Properties, Inc. and All American Home Products, LLC, dated as of December 18, 2007. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-B and are listed in the Merger Agreement. The schedules and exhibits will be provided to the SEC upon request.)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2007

MONARCH INVESTMENT PROPERTIES, INC.

By:	/s/ David Miller

Name:	David Miller
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and among Monarch Investment Properties, Inc. and All American Home Products, LLC, dated as of December 18, 2007. (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-B and are listed in the Merger Agreement. The schedules and exhibits will be provided to the SEC upon request.)